LEASES - Components of operating lease costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Operating lease costs
Fixed lease cost	$ 10,979	$ 9,271	$ 9,745
Variable lease cost	477	260	99
Sublease income	(1,167)	(1,516)	(1,547)
Total net lease costs	$ 10,289	$ 8,015	$ 8,297